                                                                       EXECUTION

                                                                    EXHIBIT 10.4

                      THIRTEENTH AMENDMENT AND CONSENT TO
                     DEBTOR-IN-POSSESSION CREDIT AGREEMENT

                               October 23, 2000

     Reference is made to that certain Debtor-In-Possession Credit Agreement dated as of September 13, 1999 (as heretofore amended, supplemented or otherwise modified, the "DIP Credit Agreement"), by and among Vencor, Inc., a Delaware corporation ("Vencor"), and Vencor Operating, Inc., a Delaware corporation ("Vencor Opco"), each as debtor and debtor-in-possession, and each of Vencor's subsidiaries listed on the signature pages thereof, each as debtor and debtor-in-possession (each such subsidiary, Vencor and Vencor Opco individually referred to herein as a "Borrower" and, collectively, on a joint and several basis, as the "Borrowers"); the Lenders listed on the signature pages thereof; and Morgan Guaranty Trust Company of New York, as arranger, collateral agent and administrative agent (in such capacity, "Administrative Agent") for the Lenders, and as an issuing bank for Letters of Credit thereunder. Capitalized terms used herein without definition herein shall have the meanings assigned to such terms in the DIP Credit Agreement.

     The Borrowers have requested that Lenders (i) extend the termination date of the Commitments, (ii) extend the deadline for filing a plan of reorganization acceptable to the Required Lenders in the Cases, (iii) amend certain financial covenants, (iv) consent to the Cash Plan Supplement (as defined below), and (v) make certain other amendments to the DIP Credit Agreement, in each case as more fully set forth below. Accordingly, Borrowers and the undersigned Lenders hereby agree as follows:

     1. The definition of "Borrowing Base" in Section 1.01 of the DIP Credit Agreement is hereby amended by adding at the end of the table contained therein the additional row as follows:

          November 2000            $47,829,611

          December 2000            $47,829,611

          January 2001             $47,829,611

     2. The definition of "Stated Maturity Date" in Section 1.01 of the DIP Credit Agreement is hereby amended by deleting the reference to "October 31, 2000" contained therein and substituting therefor "January 31, 2001".

     3. Section 2.05(a) of the DIP Credit Agreement is hereby amended by deleting the reference to "July 31, 2000" contained therein and substituting therefor "November 30, 2000".

     4. Section 5.01(b) of the DIP Credit Agreement is hereby amended by adding at the end of the table contained therein the additional row as follows:

          Fiscal Quarter ending
          September 30, 2000       November 15, 2000

          October 2000             November 30, 2000

          November 2000            December 31, 2000

          Fiscal Year ending
          December 31, 2000
          (preliminary balance
          sheet and income
          statement only)          January 31, 2001

          January 2001             February 28, 2001

     5. Section 5.10 of the DIP Credit Agreement is hereby amended by deleting the reference to "October 31, 2000" contained therein and substituting therefor "November 22, 2000".

     6. Section 6.01 of the DIP Credit Agreement is hereby amended by adding at the end of the table contained therein the additional rows as follows:


          November 2000            $270,000,000

          December 2000            $302,000,000

          January 2001             $335,000,000

     7. Section 6.03 of the DIP Credit Agreement is hereby amended by adding at the end of the table contained therein the additional rows as follows:

          November 2000            2,500

          December 2000            2,550

          January 2001             2,575

     8. Section 6.04 of the DIP Credit Agreement is hereby amended by deleting the reference to $285,000,000" contained therein and substituting therefore "$275,000,000".

     9. Section 6.06 of the DIP Credit Agreement is hereby amended by adding at the end of the table contained therein the additional rows as follows:

          November 2000            $72,500,000

          December 2000            $80,000,000

          January 2001             $85,000,000

     10. The Borrowers have also submitted to Lenders an amendment and supplement to the Cash Plan, attached hereto as Annex A (the "Cash Plan Supplement"), setting forth, for November 2000, December 2000 and January 2001, a consolidated cash forecast for the Borrowers. Each of the undersigned Lenders hereby (i) acknowledges that the substance of the Cash Plan Supplement is satisfactory to such Lender and (ii) consents to supplementing the Cash Plan with the forecast for November 2000, December 2000 and January 2001 contained in the Cash Plan Supplement.

     11. The Required Lenders hereby confirm that the plan of reorganization filed with the Court by the Borrowers on September 29, 2000 (the "Initial Plan of Reorganization") does not cause the Commitment Termination Date to occur. This confirmation is limited precisely as written and relates solely to the Initial Plan of Reorganization, and nothing in this Thirteenth Amendment (as defined below) shall be deemed to constitute a waiver of compliance by the Borrowers with respect to Section 5.10 of the DIP Credit Agreement in any other instance, or any other term, provision or condition of the DIP Credit Agreement or any other instrument or agreement referred to therein.

     On and after the Thirteenth Amendment Effective Date (as defined below), each reference in the DIP Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the DIP Credit Agreement, and each reference in the other Financing Documents to the "DIP Credit Agreement", "thereunder", "thereof" or words of like import referring to the DIP Credit Agreement, shall mean and be a reference to the DIP Credit Agreement as amended by this Thirteenth Amendment and Consent to Debtor-In-Possession Credit Agreement (this "Thirteenth Amendment"; the DIP Credit Agreement, as so amended, being the "Amended Agreement").

     Without limiting the generality of the provisions of Section 11.05 of the DIP Credit Agreement, the amendments and the consent set forth in the paragraphs above shall be limited precisely as written, and nothing in this Thirteenth Amendment shall be deemed to (a) constitute a consent to any other supplement to the Cash Plan or any other document, transaction, occurrence, event or condition under Section 5.01(m) of the DIP Credit Agreement or any other term, provision or condition of the DIP Credit Agreement or any of such other Financing Documents, or (b) prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the DIP Credit

Agreement or any of such other Financing Documents. Except as specifically amended by this Thirteenth Amendment, the DIP Credit Agreement and such other Financing Documents shall remain in full force and effect and are hereby ratified and confirmed.

     In order to induce Lenders to enter into this Thirteenth Amendment, each Borrower, by its execution of a counterpart of this Thirteenth Amendment, represents and warrants that (a) such Borrower has the corporate or other power and authority and all material Governmental Approvals required to enter into this Thirteenth Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Agreement, (b) the execution and delivery of this Thirteenth Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate or other action on the part of such Borrower, (c) the execution and delivery by such Borrower of this Thirteenth Amendment and the performance by such Borrower of the Amended Agreement do not and will not contravene, or constitute a default under, any Applicable Laws (including an applicable order of the Court) or any provision of its Organizational Documents, or of any agreement or other instrument binding upon it or result in or require the imposition of any Liens (other than the Liens created by the Collateral Documents) on any of its assets, (d) the execution and delivery by such Borrower of this Thirteenth Amendment and the performance by such Borrower of the Amended Agreement do not and will not require any action by or in respect of, or filing with, any governmental body, agency or official (except for the Court and such as shall have been made at or before the time required and shall be in full force and effect on and after the date when made), (e) this Thirteenth Amendment and the Amended Agreement have been duly executed and delivered by such Borrower and constitute the valid and binding obligations of such Borrower, enforceable in accordance with their respective terms, except as may be limited by general principles of equity, (f) for purposes of the Borrowing Order notice of this Thirteenth Amendment has been given to and received by counsel to the Committee (as defined in the Borrowing Order), and (g) after giving effect to this Thirteenth Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Thirteenth Amendment that would constitute a Default.

     This Thirteenth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Thirteenth Amendment shall become effective (the date of such effectiveness being the "Thirteenth Amendment Effective Date") upon the earliest date on or prior to October 27, 2000 that (a) the Borrowers and Lenders shall have executed counterparts of this Thirteenth Amendment and the Borrowers and the Administrative Agent shall have received written or telephonic notification of such execution and authorization of delivery thereof; (b) the Administrative Agent shall have received evidence satisfactory to it that all outstanding statements of O'Melveny & Myers LLP, Davis Polk & Wardwell and Policano & Manzo that are received by Vencor prior to 12:00 Noon (New York City time) on October 20, 2000 have been paid in full, (c) the Administrative Agent shall have received from the Borrowers an amendment fee in the aggregate amount of $88,850 for ratable distribution to each Lender that has executed and delivered this Thirteenth Amendment on or prior to October 27, 2000 according to the ratio of
(x) the Commitment of such executing Lender to (y) the aggregate Commitments of all such executing Lenders, and (d) the Court shall have approved both the terms of this Thirteenth Amendment in their entirety and payment of such $88,850 amendment fee.

     THIS THIRTEENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                 [Remainder of page intentionally left blank.]

BORROWERS:
                         Advanced Infusion Systems, Inc.
                         American X-Rays, Inc.
                         C.P.C. of Louisiana, Inc.
                         Community Behavioral Health System, Inc.
                         Community Psychiatric Centers of Arkansas, Inc. Community Psychiatric Centers of California Community Psychiatric Centers of Florida, Inc. Community Psychiatric Centers of Idaho, Inc. Community Psychiatric Centers of Indiana, Inc. Community Psychiatric Centers of Kansas, Inc. Community Psychiatric Centers of Mississippi, Inc. Community Psychiatric Centers of Missouri, Inc. Community Psychiatric Centers of North Carolina,
                           Inc.
                         Community Psychiatric Centers of Oklahoma, Inc. Community Psychiatric Centers of Utah, Inc. Community Psychiatric Centers Properties
                           Incorporated
                         Community Psychiatric Centers Properties of
                           Oklahoma, Inc.
                         Community Psychiatric Centers Properties of Texas,
                           Inc.
                         Community Psychiatric Centers Properties of Utah,
                           Inc.
                         Courtland Gardens Health Center, Inc.
                         CPC Investment Corp.
                         CPC Managed Care Health Services, Inc.
                         CPC of Georgia, Inc.
                         CPC Properties of Arkansas, Inc.
                         CPC Properties of Illinois, Inc.
                         CPC Properties of Indiana, Inc.
                         CPC Properties of Kansas, Inc.
                         CPC Properties of Louisiana, Inc.
                         CPC Properties of Mississippi, Inc.
                         CPC Properties of Missouri, Inc.
                         CPC Properties of North Carolina, Inc.
                         First Rehab, Inc.
                         Florida Hospital Properties, Inc.
                         Health Care Holdings, Inc.
                         Health Care Technology, Inc.
                         Helian ASC of Northridge, Inc.
                         Helian Health Group, Inc.
                         Helian Recovery Corporation
                         Homestead Health Center, Inc.
                         Horizon Healthcare Services, Inc.

                         Interamericana Health Care Group
                         J.B. Thomas Hospital, Inc.
                         Lafayette Health Care Center, Inc.
                         MedEquities, Inc.
                         Medisave of Tennessee, Inc.
                         Medisave Pharmacies, Inc.
                         Old Orchard Hospital, Inc.
                         Palo Alto Surgecenter Corporation
                         Peachtree-Parkwood Hospital, Inc.
                         PersonaCare, Inc.
                         PersonaCare Living Center of Clearwater, Inc. PersonaCare of Bradenton, Inc.
                         PersonaCare of Clearwater, Inc.
                         PersonaCare of Connecticut, Inc.
                         PersonaCare of Georgia, Inc.
                         PersonaCare of Huntsville, Inc.
                         PersonaCare of Little Rock, Inc.
                         PersonaCare of Ohio, Inc.
                         PersonaCare of Owensboro, Inc.
                         PersonaCare of Pennsylvania, Inc.
                         PersonaCare of Pompano East, Inc.
                         PersonaCare of Pompano West, Inc.
                         PersonaCare of Reading, Inc.
                         PersonaCare of San Antonio, Inc.
                         PersonaCare of San Pedro, Inc.
                         PersonaCare of Shreveport, Inc.
                         PersonaCare of St. Petersburg, Inc.
                         PersonaCare of Warner Robbins, Inc.
                         PersonaCare of Wisconsin, Inc.
                         PersonaCare Properties, Inc.
                         ProData Systems, Inc.
                         Recovery Inns of America, Inc.
                         Respiratory Care Services, Inc.
                         Stamford Health Facilities, Inc.
                         THC-Chicago, Inc.
                         THC-Hollywood, Inc.
                         THC-Houston, Inc.
                         THC-Minneapolis, Inc.
                         THC-North Shore, Inc.
                         THC-Orange County, Inc.
                         THC-San Diego, Inc.
                         THC-Seattle, Inc.
                         TheraTx Healthcare Management, Inc.
                         TheraTx Health Services, Inc.
                         TheraTx Management Services, Inc.
                         TheraTx Medical Supplies, Inc.

                         TheraTx Rehabilitation Services, Inc.
                         TheraTx Staffing, Inc.
                         Transitional Hospitals Corporation, a Delaware
                           Corporation
                         Transitional Hospitals Corporation, a Nevada
                           Corporation
                         Transitional Hospitals Corporation of Indiana,
                           Inc.
                         Transitional Hospitals Corporation of Louisiana,
                           Inc.
                         Transitional Hospitals Corporation of Michigan,
                           Inc.
                         Transitional Hospitals Corporation of Nevada, Inc. Transitional Hospitals Corporation of New Mexico,
                           Inc.
                         Transitional Hospitals Corporation of Tampa, Inc. Transitional Hospitals Corporation of Texas, Inc. Transitional Hospitals Corporation of Wisconsin,
                           Inc.
                         Tucker Nursing Center, Inc.
                         Tunstall Enterprises, Inc.
                         VC-OIA, Inc.
                         VC-TOHC, Inc.
                         VC-WM, Inc.
                         Vencare, Inc.
                         Vencare Rehab Services, Inc.
                         Vencor Facility Services, Inc.
                         Vencor Holdings, L.L.C.
                         Vencor Home Care Services, Inc.
                         Vencor Hospice, Inc.
                         Vencor Hospitals East, L.L.C.
                         Vencor Hospitals West, L.L.C.
                         Vencor, Inc.
                         Vencor Insurance Holdings, Inc.
                         Vencor Investment Company
                         Vencor Nevada, L.L.C.
                         Vencor Nursing Centers East, L.L.C.
                         Vencor Nursing Centers Central L.L.C.
                         Vencor Nursing Centers North, L.L.C.
                         Vencor Nursing Centers South, L.L.C.
                         Vencor Nursing Centers West, L.L.C.
                         Vencor Operating, Inc.
                         Vencor Pediatric Care, Inc.

                         Vencor Provider Network, Inc.
                         Ventech Systems, Inc.

                         By: Vencor Operating, Inc., as agent and attorney-in-fact for each of the foregoing entities

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                         Stamford Health Associates, L.P.

                         By:  Stamford Health Facilities, Inc., Its General
                              Partner

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                         Vencor Home Care and Hospice Indiana Partnership

                         By:  Vencor Home Care Services, Inc., Its General
                              Partner

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:

                         By:  Vencor Hospice, Inc., Its General Partner

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:

                         Vencor Hospitals Limited Partnership

                         By:  Vencor Operating, Inc., Its General Partner

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:

                         By: Vencor Nursing Centers Limited Partnership, Its General Partner

                              By: Vencor Operating, Inc., Its General
                                  Partner

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                         Vencor Nursing Centers Central Limited
                         Partnership

                         By:  Vencor Operating, Inc., Its General Partner

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:

                         By: Vencor Nursing Centers Limited Partnership, Its General Partner

                              By: Vencor Operating, Inc., Its General
                                  Partner

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                         Vencor Nursing Centers Limited Partnership

                         By:  Vencor Operating, Inc., Its General Partner

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:

                         By: Vencor Hospitals Limited Partnership, Its General Partner

                              By: Vencor Operating, Inc., Its General
                                  Partner

                                  By: ------------------------------------------
                                      Name:
                                      Title:

AGENTS AND LENDERS:

                                MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Arranger, Collateral Agent and Administrative Agent and as a Lender


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                ABLECO FINANCE LLC, as a Lender


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                APPALOOSA INVESTMENT LIMITED
                                PARTNERSHIP I, as a Lender


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                BANKERS TRUST COMPANY, as a Lender


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                GOLDMAN SACHS CREDIT PARTNERS L.P., as a
                                Lender


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                VAN KAMPEN PRIME RATE INCOME TRUST, as a
                                Lender

                                By:  VAN KAMPEN INVESTMENT ADVISORY
                                     CORP.


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:



                                VAN KAMPEN SENIOR FLOATING RATE FUND, as a
                                Lender

                                By:  VAN KAMPEN INVESTMENT ADVISORY
                                     CORP.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                VAN KAMPEN SENIOR INCOME TRUST, as a Lender

                                By:  VAN KAMPEN INVESTMENT ADVISORY
                                     CORP.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                FRANKLIN MUTUAL ADVISERS LLC, as a Lender



                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                FRANKLIN FLOATING RATE TRUST, as a Lender



                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                FOOTHILL CAPITAL CORPORATION, as a Lender



                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                FOOTHILL INCOME TRUST II, L.P., as a Lender

                                By:  FIT II GP, LLC, its general partner


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

              ACKNOWLEDGEMENT AND CONSENT OF SUBSIDIARY GUARANTOR

     By its execution of a counterpart of this Thirteenth Amendment, the undersigned, as a Subsidiary Guarantor under that certain Guaranty Agreement dated as of September 13, 1999 (the "Guaranty") for the benefit of Lenders, and as an Original Lien Grantor under that certain Security Agreement dated as of September 13, 1999 (the "Security Agreement") between the undersigned, the Borrowers and Collateral Agent, as Secured Party, hereby acknowledges that it has read this Thirteenth Amendment and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Thirteenth Amendment, the obligations of the undersigned under the Guaranty and the Security Agreement shall not be impaired or affected and each of the Guaranty and the Security Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                                CARIBBEAN BEHAVIORAL HEALTH
                                SYSTEMS, INC.


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                                              Annex A

Vencor, Inc.
Cash Plan
Period:  Weeks Beginning October 30, 2000 to January 29, 2000
Prepared: October 19, 2000
(in millions)

------------------------------------------------------------------------------------------------------------------------------------
CASH FLOW FORECAST:  (Prepared by Company on October 18, 2000)
Week Beginning:                                  11/1/00     11/6/00    11/13/00     11/20/00     11/27/00    12/4/00     12/11/00
                                                 ---------------------------------------------------------------------------------
Projected Receipts:
Facility Receipts                                $  15.8     $  22.2     $  39.5      $  37.9      $  49.0    $  22.4      $  40.0
Agency Receipts                                      5.4         8.2        12.2         20.4         27.2        8.2         12.4
PIP Receipts                                         -          11.9         -           11.9          -         11.9          -
Misc Receipts                                        -           -           -            -            -          -            -
                                                 -------     -------     -------      -------      -------    -------      -------

   Subtotal Receipts                             $  21.2     $  42.3     $  51.7      $  70.2      $  76.2    $  42.5      $  52.4

Projected Disbursements:
Accounts Payable                                 $ (18.9)    $ (26.2)    $ (26.3)     $ (15.8)     $ (25.2)   $ (29.4)     $ (29.4)
Ventas                                               -         (15.2)        -            -            -        (15.2)         -
Scheduled Medicare Payments                          -           -           -            -            -          -            -
Payroll                                            (15.0)      (17.9)      (18.2)       (18.3)       (18.7)     (19.1)       (18.3)
Taxes                                               (5.2)       (8.6)       (8.6)        (8.6)        (7.0)      (8.6)        (8.6)
VEBA Funding                                         -          (1.1)       (1.1)        (1.1)        (1.1)      (1.1)        (1.1)
Vendor Deposits                                     (6.0)       (2.2)       (2.2)        (2.1)        (1.9)      (2.1)        (2.1)
Executive Retention                                  -           -           -            -            -          -            -
Restructuring Costs                                 (1.0)        -           -            -           (1.1)       -            -
                                                 -------     -------     -------      -------      -------    -------      -------
Subtotal Uses of Cash                            $ (46.1)    $ (71.2)    $ (56.4)     $ (45.9)     $ (55.0)   $ (75.5)     $ (59.5)
                                                 -------     -------     -------      -------      -------    -------      -------
Daily Cash Flow before Next Day
   Funding Requirements                          $ (24.9)    $ (28.9)    $  (4.7)     $  24.3      $  21.2    $ (33.0)     $  (7.1)

Reduce (Borrow) Next Day Funding Requirement         -           -           -            -            -          -            -
                                                 -------     -------     -------      -------      -------    -------      -------
Subtotal Net Sources (Uses) of Cash              $ (24.9)    $ (28.9)    $  (4.7)     $  24.3      $  21.2    $ (33.0)     $  (7.1)
                                                 -------     -------     -------      -------      -------    -------      -------

Forecasted Revolver (Borrowing) Repayment        $ (24.9)    $ (28.9)    $  (4.7)     $  24.3      $  21.2    $ (33.0)     $  (7.1)

Beginning Revolver                               $   -       $   -       $   -        $   -        $   -      $   -        $   -
Activity                                             -           -           -            -            -          -            -
                                                 -------     -------     -------      -------      -------    -------      -------
Ending Revolver                                  $   -       $   -       $   -        $   -        $   -      $   -        $   -
                                                 =======     =======     =======      =======      =======    =======      =======
Beginning Cash                                   $ 170.0     $ 145.1     $ 116.2      $ 111.5      $ 135.8    $ 157.0      $ 124.0
Net Change in Cash                                 (24.9)      (28.9)       (4.7)        24.3         21.2      (33.0)        (7.1)
                                                 -------     -------     -------      -------      -------    -------      -------
Ending Cash                                      $ 145.1     $ 116.2     $ 111.5      $ 135.8      $ 157.0    $ 124.0      $ 116.9
                                                 =======     =======     =======      =======      =======    =======      =======
------------------------------------------------------------------------------------------------------------------------------------
COVENANT COMPUTATION:
Cumulative Net Cash Flow                         $ (24.9)    $ (53.8)    $ (58.5)     $ (34.2)     $ (13.0)   $ (46.0)     $ (53.1)

Permitted Variance (1)                             (18.0)      (18.0)      (18.0)       (18.0)       (18.0)     (18.0)       (18.0)
                                                 -------     -------     -------      -------      -------    -------      -------
Compliance with Cash Plan                        $ (42.9)    $ (71.8)    $ (76.5)     $ (52.2)     $ (31.0)   $ (64.0)     $ (71.1)
                                                 =======     =======     =======      =======      =======    =======      =======

------------------------------------------------------------------------------------------------------------------------------------

Week Beginning:                                  12/18/00     12/25/00      1/1/01      1/8/01     1/15/01     1/22/01     1/29/01
                                                 ---------------------------------------------------------------------------------
Projected Receipts:
Facility Receipts                                 $  44.9      $  46.4     $  20.3     $  32.8     $  42.2     $  43.8     $  17.2
Agency Receipts                                      20.5         22.0        11.8        13.1        16.4        16.4         7.8
PIP Receipts                                         11.9          -          11.9         -          11.9         -           -
Misc Receipts                                         -            -           -           -           -           -           -
                                                  -------      -------     -------     -------     -------     -------     -------

   Subtotal Receipts                              $  77.3      $  68.4     $  44.0     $  45.9     $  70.5     $  60.2     $  25.0

Projected Disbursements:
Accounts Payable                                  $ (22.1)     $ (16.8)    $ (20.4)    $ (23.3)    $ (21.3)    $ (20.4)    $ (11.6)
Ventas                                                -            -         (15.2)        -           -           -           -
Scheduled Medicare Payments                           -            -           -           -           -           -           -
Payroll                                             (19.1)       (17.3)      (12.4)      (19.4)      (17.8)      (18.6)       (9.4)
Taxes                                               (10.4)        (3.4)       (6.2)       (8.3)       (7.6)       (8.3)       (4.1)
VEBA Funding                                         (1.1)        (1.1)       (1.1)       (1.1)       (1.1)       (1.1)       (1.1)
Vendor Deposits                                      (4.2)         -          (2.2)       (2.2)       (2.2)       (2.2)       (2.2)
Executive Retention                                   -            -           -           -           -           -           -
Restructuring Costs                                   -           (0.1)       (1.0)        -           -           -          (0.1)
                                                  -------      -------     -------     -------     -------     -------     -------
Subtotal Uses of Cash                             $ (56.9)     $ (38.7)    $ (58.5)    $ (54.3)    $ (50.0)    $ (50.6)    $ (28.5)
                                                  -------      -------     -------     -------     -------     -------     -------
Daily Cash Flow before Next Day
   Funding Requirements                           $  20.4      $  29.7     $ (14.5)    $  (8.4)    $  20.5     $   9.6     $  (3.5)

Reduce (Borrow) Next Day Funding Requirement          -            -           -           -           -           -           -
                                                  -------      -------     -------     -------     -------     -------     -------
Subtotal Net Sources (Uses) of Cash               $  20.4      $  29.7     $ (14.5)    $  (8.4)    $  20.5     $   9.6     $  (3.5)
                                                  -------      -------     -------     -------     -------     -------     -------

Forecasted Revolver (Borrowing) Repayment         $  20.4      $  29.7     $ (14.5)    $  (8.4)    $  20.5     $   9.6     $  (3.5)

Beginning Revolver                                $   -        $   -       $   -       $   -       $   -       $   -       $   -
Activity                                              -            -           -           -           -           -           -
                                                  -------      -------     -------     -------     -------     -------     -------
Ending Revolver                                   $   -        $   -       $   -       $   -       $   -       $   -       $   -
                                                  =======      =======     =======     =======     =======     =======     =======
Beginning Cash                                    $ 116.9      $ 137.3     $ 167.0     $ 152.5     $ 144.1     $ 164.6     $ 174.2
Net Change in Cash                                   20.4         29.7       (14.5)       (8.4)       20.5         9.6        (3.5)
                                                  -------      -------     -------     -------     -------     -------     -------
Ending Cash                                       $ 137.3      $ 167.0     $ 152.5     $ 144.1     $ 164.6     $ 174.2     $ 170.7
                                                  =======      =======     =======     =======     =======     =======     =======
------------------------------------------------------------------------------------------------------------------------------------
COVENANT COMPUTATION:
Cumulative Net Cash Flow                          $ (32.7)     $  (3.0)    $ (17.5)    $ (25.9)    $  (5.4)    $   4.2     $   0.7

Permitted Variance (1)                              (18.0)       (18.0)      (18.0)      (18.0)      (18.0)      (18.0)      (18.0)
                                                  -------      -------     -------     -------     -------     -------     -------
Compliance with Cash Plan                         $ (50.7)     $ (21.0)    $ (35.5)    $ (43.9)    $ (23.4)    $ (13.8)    $ (17.3)
                                                  =======      =======     =======     =======     =======     =======     =======
------------------------------------------------------------------------------------------------------------------------------------

(1) The Borrower is allowed to disburse up to $26 million above the permitted variance if, and only if, such disbursements are required to be made to repay obligations owing to Medicare of its agents.